UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2013

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Goddard, Suite 150
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 753-0624

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 19, 2013, CombiMatrix Corporation (the “Company”) and an existing institutional investor (the “Investor”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company will sell an aggregate of up to 130,000 shares (the “Common Shares”) of Common Stock (the “Common Stock”) at a price of $3.05 per share, an aggregate of up to 1,610.40 shares of Series B 6% Convertible Preferred Stock (the “Series B Preferred Stock”) and warrants to purchase up to an aggregate of 275,000 shares of Common Stock at an exercise price of $3.49 per share (the “Warrants”).  The Series B Preferred Stock and Warrants will be sold in a fixed combination consisting of one share of Series B Preferred Stock and a Warrant to purchase 170.765027 shares of Common Stock.  Each fixed combination of Series B Preferred Stock and Warrants will be sold at a price of $1,000.  The Series B Preferred Stock to be sold is convertible into an aggregate of 528,000 shares of Common Stock at an initial conversion price of $3.05 per share.  The Series B Preferred Stock is not convertible into greater than 19.99% (when aggregated with the Common Shares) of the Company’s outstanding Common Stock unless stockholder approval is obtained.  The closing under the Purchase Agreement is expected to occur on or prior to March 22, 2013, subject to satisfaction of customary closing conditions set forth in the Purchase Agreement.

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series B 6% Convertible Preferred Stock filed by the Company with the Delaware Secretary of State on March 19, 2013 (the “Certificate of Designation”), the Series B Preferred Stock is non-voting (except to the extent required by law and except for certain consent rights relating to amending the certificate of incorporation or bylaws, and the like), but ranks senior to the Common Stock with respect to dividends and with respect to distributions upon a deemed dissolution, liquidation or winding-up of the Company.  Each share of Series B Preferred Stock carries a 6% per annum dividend that will begin accruing six months after the closing under the Purchase Agreement and will be payable only in cash. Subject to certain exceptions, the conversion price of the Series B Preferred Stock is subject to full ratchet anti-dilution adjustment in the event the Company issues any convertible debt or equity below the then-current conversion price thereof (subject to the limits imposed by General Instruction I.B.6. of Form S-3).  In the event the Company commits material and intentional fraud, it may be required to redeem the Series B Preferred Stock in exchange for the issuance of Common Stock valued at 130% of the stated value divided by 75% of the average of the preceding 10 day volume weighted average price of the Common Stock (subject to the limits imposed by General Instruction I.B.6. of Form S-3).

The Warrants being issued in connection with the Series B Preferred Stock will have a 5 ½ year term and will have a cashless exercise provision in the event there is no effective registration statement covering the Common Stock issuable upon exercise of the Warrants. The Warrants will not be exercisable for the first six months following issuance.  The Warrants are not subject to price anti-dilution protection.

Pursuant to the terms of the Purchase Agreement, the Company has also agreed with the Investor that while such Investor holds Series B Preferred Stock or Warrants, the Company will not effect or enter into an agreement to effect a “Variable Rate Transaction,” which means a transaction in which the Company: (i) issues or sells any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of the Common Stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company; or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby the Company may sell securities at a future determined price.

The Company has also agreed with the Investor pursuant to the Purchase Agreement that, except under certain permitted circumstances: (i) until the later of the date that is six months from the closing or 30 days following the date on which the Series B Preferred Stock is no longer outstanding it will not issue, or enter into any agreement to issue, any shares of Common Stock or equivalents thereof; (ii) until the time that less than 7.5% of the Warrants remain outstanding, neither the Company nor its subsidiaries shall issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the exercise price of the Warrants; (iii) so long as any shares of Series B Preferred Stock are outstanding, neither the Company nor its subsidiaries shall issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the conversion price of the Series B

Preferred Stock unless all shares of Common Stock underlying the Series B Preferred Stock (taking into consideration the effect of the full adjustment of the anti-dilution provisions from such dilutive issuance) are permitted by General Instruction I.B.6. of Form S-3 to be issued under the registration statement; (iv) if the Company issues securities within the nine months following the closing under the Purchase Agreement, and subject to the preexisting rights of other security holders, the Investor shall have the right to purchase all of the securities on the same terms, conditions and price provided for in the proposed issuance of securities; and (v) the Company will indemnify the Investor against certain losses resulting from the Company’s breach of any of its representations, warranties, or covenants under agreements with the Investor, as well as under certain other circumstances described in the Purchase Agreement.

The Investor has agreed to be subject to a blocker that (i) would prevent its Common Stock ownership at any given time from exceeding 4.99% (which may be increased, but not above 9.99%) of the Company’s outstanding Common Stock; or (ii) would prevent the Company from issuing any shares of Common Stock to the Investor upon the conversion by such Investor of Series B Preferred Stock if the issuance of such shares to the Investor, when aggregated with all other shares of Common Stock sold to the Investor under the Purchase Agreement together with all shares of Common Stock issued upon the conversion of Series B Preferred Stock, would result in the total issuance of Common Stock to exceed 19.99% of the Company’s outstanding Common Stock, without first obtaining the approval of the Company’s stockholders.  The Company has agreed to seek stockholder approval at its next annual stockholders’ meeting for the terms of the Series B Preferred Stock and the issuance and delivery in the aggregate of that number of shares of Common Stock exceeding 19.99% of the outstanding shares of Common Stock upon conversion of the Series B Preferred Stock.

The net proceeds to the Company from the sale and issuance of the Common Stock, Series B Preferred Stock and Warrants, after deducting placement agent fees and the estimated offering expenses borne by the Company, and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $1.76 million.  The Company will pay C. K. Cooper & Company a fee of $120,414 (equal to 6% of the aggregate gross proceeds) at the closing under the Purchase Agreement for services rendered in connection with the Series B Preferred Stock financing.  After giving effect to the sale and issuance of the Common Stock, Series B Preferred Stock and Warrants, but without giving effect to the exercise of the warrants and conversion of the Series B Preferred Stock being offered and sold, the Company will have 2,913,030 shares of Common Stock outstanding.

The offering was effected as a takedown off the Company’s shelf registration statement on Form S-3 (File No. 333-176372), which became effective on October 17, 2011, pursuant to a prospectus supplement filed with the Securities and Exchange Commission on March 20, 2013.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing summaries of the terms of the Series B Preferred Stock, the terms of the Purchase Agreement and the form of Warrant to be issued to the Investor are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 4.1, 4.3 and 10.1, respectively, which are incorporated herein by reference.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Company’s Form 8-K filed on March 12, 2013, as a result of the resignation of Martin Felsenthal from the Board of Directors, the Company is no longer in compliance with NASDAQ Listing Rule 5605(b)(1), which requires that a majority of the Board be comprised of independent directors.  On March 18, 2013, the Company received a notice from the Staff of The Nasdaq Stock Market in this regard.  In accordance with NASDAQ Listing Rule 5605(b)(1)(A), the notice states that Nasdaq will provide the Company a cure period, in order to regain compliance, until the earlier of the Company’s next annual stockholders’ meeting or March 15, 2014; or if the next annual stockholders’ meeting is held before September 11, 2013, then the Company must evidence compliance no later than September 11, 2013.

Item 3.03.             Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Series B Preferred Stock financing, the exercise price of certain warrants that were issued in the Company’s October 2012 private placement of Series A preferred stock and warrants that was approved by stockholders in November 2012, will be automatically ratcheted down by their terms to $3.05 and the underlying shares will be automatically increased by their terms by 452,441 shares.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.  On March 19, 2013, the Company filed with the Delaware Secretary of State a Certificate of Designation of Preferences, Rights and Limitations of Series B 6% Convertible Preferred Stock, that created the new Series B Preferred Stock, authorized 2,000 shares of Series B Preferred Stock and designated the preferences, rights and limitations of the Series B Preferred Stock, as described in Item 1.01 of this Current Report on Form 8-K.

Item 7.01.             Regulation FD Disclosure.

On March 20, 2013, the Company issued a press release announcing the Series B Preferred Stock financing. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based upon the Company’s current expectations, speak only as of the date hereof and are subject to change.  All statements, other than statements of historical fact included in this press release, are forward-looking statements.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “goal,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, the amount and use of proceeds the Company expects to receive from the offering, the closing of the offering and the conversion of the preferred stock and the exercise of the warrants. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially and adversely from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports of Form 10-Q, and in other filings with the Securities and Exchange Commission.  The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

Item 9.01.             Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series B 6% Convertible Preferred Stock

4.2	Specimen Series B 6% Convertible Preferred Stock Certificate

4.3	Form of Warrant to Purchase Common Stock

5.1	Opinion of Dorsey & Whitney LLP

10.1	Form of Securities Purchase Agreement dated as of March 19, 2013

10.2	Placement Agent Agreement, dated July 13, 2012, between the Company and C. K. Cooper & Company

10.3	Addendum to Placement Agent Agreement, dated September 10, 2012, between the Company and C. K. Cooper & Company

10.4	Addendum to Placement Agent Agreement, dated March 14, 2013, between the Company and C. K. Cooper & Company

23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

99.1	Press Release of CombiMatrix Corporation dated March 20, 2013 (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated: March 20, 2013	By:	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series B 6% Convertible Preferred Stock

4.2	Specimen Series B 6% Convertible Preferred Stock Certificate

4.3	Form of Warrant to Purchase Common Stock

5.1	Opinion of Dorsey & Whitney LLP

10.1	Form of Securities Purchase Agreement dated as of March 19, 2013

10.2	Placement Agent Agreement, dated July 13, 2012, between the Company and C. K. Cooper & Company

10.3	Addendum to Placement Agent Agreement, dated September 10, 2012, between the Company and C. K. Cooper & Company

10.4	Addendum to Placement Agent Agreement, dated March 14, 2013, between the Company and C. K. Cooper & Company

23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

99.1	Press Release of CombiMatrix Corporation dated March 20, 2013 (furnished herewith pursuant to Item 7.01).